                                                                    EXHIBIT 99.1

NuCO2 Inc.
2800 SE Market Place, Stuart, Florida  34997
www.nuco2.com
email:  investor_relations@nuco2.com
--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE                 CONTACTS: MICHAEL E. DEDOMENICO
                                                CHAIRMAN AND CEO
                                                ROBERT R. GALVIN
                                                CFO AND EXECUTIVE VICE PRESIDENT
                                                (772) 221-1754

                    NUCO2 INC. REPORTS STRONG FOURTH QUARTER
              OPERATING RESULTS AND ACHIEVES PROFIT FOR THE PERIOD
                                    --------
               COMPANY ANTICIPATES FURTHER GROWTH FOR FISCAL 2004

STUART,  FLORIDA,  September 8, 2003 -- NuCO2 Inc.  (Nasdaq:  NUCO), the largest supplier in the U.S. of bulk CO2 systems and services for  carbonating  fountain beverages,  today announced  strongly improved  operating results for the fourth quarter and fiscal year ended June 30, 2003,  including a three-month profit for the fourth quarter.

            "Fiscal 2003 was a highly  successful  year for our  Company,"  said
Michael E.  DeDomenico,  Chairman and CEO. "The  operating  plan we outlined for
NuCO2  early  in the year  has  yielded  solid  results,  with  across-the-board improvements  that have been  particularly  evident  during the last half of the year. Our goals for achieving continuous revenue growth, gross margin and EBITDA improvement and increasing profitability,  while at the same time reducing debt, along with steadily  improving service  capabilities for our expanding  customer base,  are now being  realized.  Our  progress  in 2003 has now  positioned  the
Company  both  operationally  and  financially  to drive  continuous  growth and provide  consistent  superior  service  to our  customers.  The  outlook is very bright."

            In the fourth  quarter ended June 30, 2003,  net sales  increased to
$19.3 million,  from $17.9 million in the corresponding  year-ago period, a gain of 7.9%. Gross profit  increased  13.0%, to $10.3 million,  from $9.1 million in the corresponding  year-ago period,  and gross margin rose to 53.6%, from 51.2%.
The emphasis on cost controls resulted in significant reductions in operational, selling,  general and administrative  expenses.  Fourth quarter operating income amounted to $2.0 million, compared to a year-ago operating loss of $4.4 million.
Results from last year's  fourth  quarter  ended June 30, 2002 were  impacted by year-end  adjustments.  Excluding  the  impact  of last  year's  fourth  quarter adjustments, the improvement in operating income was still substantial. Interest expense for the quarter declined to $1.7 million,  from $2.0 million. Net income amounted to $0.3 million,  or $0.01 per share,  based on fully  diluted  shares, compared to a loss of $6.5 million in the corresponding year ago period.  Fourth quarter EBITDA (earnings before interest, taxes, depreciation and amortization), a measure of operating performance, totaled $6.0 million, compared to a negative
$0.3 million last year.

            On a sequential  basis,  as compared to the  preceding  three months ended  March 31,  2003,  operating  results  also  improved  notably.  Net sales increased  5.2%, to $19.3 million,  gross profit advanced 7.7%, and gross profit margin improved 1.3%  quarter-over-quarter from 52.3% to 53.6%. Operating income for  the  fourth  quarter  of  fiscal  2003 as  compared  to the  third  quarter registered a gain of 91.6%. EBITDA advanced 11.1%.

            For all of fiscal 2003,  net sales totaled $74.4  million,  compared with $72.3 million in the prior year. Operating income amounted to $2.5 million, compared to an  operating  loss of $1.8  million,  and the net loss for the year declined to $4.9 million,  an  improvement  of $6.0 million.  Fiscal 2003 EBITDA advanced 35.5%, to $19.7 million.

            NuCO2  closed the year with  approximately  74,000  active  bulk CO2 accounts,  a net gain for  fiscal  2003 of  roughly  5,700  accounts,  including approximately  2,200 net new accounts added in the final quarter.  During fiscal
2003,  the Company  signed  almost  14,000  contracts.  The year-end  backlog of pending  activations  totaled  4,400  at June 30,  2003.  The  Company  has been focusing,  with  increasing  success,  on national and  regional  food and other consumer  chain  accounts.  In  addition,  it  has  strengthened  its  marketing activities and materially  enhanced  service  capabilities  resulting in sharply improved response times and customer satisfaction,  both critical factors as the
Company pursues its sales growth strategy.

            Two weeks ago,  NuCO2  announced the  successful  refinancing of its long-term  debt.  Utilizing  anticipated  internally  generated  cash flow,  the
Company expects to be able to fund its targeted growth plan, while continuing to pay down debt.

            "Based on the Company's  performance over the past six months, NuCO2
has  made  significant  progress,   which  we  expect  to  continue,"  said  Mr.
DeDomenico.  "We have put the emphasis not only on more effective  marketing and servicing,  which we  regard  as very  important  for  achieving  our  long-term strategies,  but also have materially  strengthened our accounting and financial reporting  and  spending  controls.  Together  with  the  highly  effective  and committed  management  team that we have put in place, we anticipate that fiscal
2004 will be a year of further  growth  and  increased  profitability.  We fully expect first quarter results to show continued sequential improvement."

                                   ABOUT NUCO2

            NuCO2 Inc.  is the leading  and only  national  provider of bulk CO2 products  and  services to the U.S.  fountain  beverage  industry.  With service locations within reach of 99% of the fountain  beverage users in the Continental
U.S., NuCO2's  experienced  professionals  comprise the largest network of sales and support  specialists in the industry  serving  national  restaurant  chains, convenience stores,  theme parks and sports and entertainment  complexes,  among others. NuCO2's revenues are largely derived from the installation, maintenance, rental and service of high  quality  bulk CO2  systems,  which are  increasingly replacing  high pressure CO2  cylinders,  until now the  traditional  method for carbonating  fountain  beverages.  The new technology offers consistent quality, greater  ease of  operation,  and  heightened  efficiency  and safety  utilizing permanently  installed on-site  cryogenic storage tanks.  NuCO2 provides systems and  service  that  allows  its  customers  to spend  more  time  serving  their customers. Visit the Company's website at HTTP://WWW.NUCO2.COM.

            Statements  contained in this press release concerning the Company's outlook,  competitive  position and other  statements of  management's  beliefs, goals and expectations are  "forward-looking  statements"  within the meaning of
Section 27A of the  Securities  Act of 1933 and  Section  21E of the  Securities

Exchange  Act of 1934,  and are  subject to risks and  uncertainties  that could cause actual results to differ  materially from those expressed in or implied by the  statements.  With  respect  to such  forward-looking  statements,  we claim protection  under the Private  Securities  Litigation  Reform Act of 1995. These
risks and  uncertainties  include,  but are not  limited  to, the ability of the
Company to add new accounts, competition,  general economic conditions and other factors and risks  identified  in the  Company's  U.S.  Securities  and Exchange
Commission filings.

            NuCO2 Inc. will host a conference call tomorrow,  September 9, 2003, at 11 a.m. Eastern Time to discuss its fourth quarter and fiscal year ended June
30, 2003 results and  expectations  for the future.  Investors may listen to the call via  NuCO2's  website,  located at  HTTP://WWW.NUCO2.COM.  To listen to the call,  please go to the  Company's  website at least  fifteen  minutes  early to register.  For those who cannot listen to the live  broadcast,  a webcast replay will be available  shortly after the call on the Company's  website  through the close of business on September 12, 2003.

                                       ###

                                        NUCO2 INC.
                                 CONDENSED BALANCE SHEETS
                                       (In thousands)

                        ASSETS                                       June 30, 2003   June 30, 2002
                                                                     -------------   --------------

Current assets:
          Cash and cash equivalents                                    $    455         $  1,562
          Trade accounts receivable, net of allowance for doubtful
          accounts of $2,299 and $3,085, respectively                     6,217            7,171
          Inventories                                                       210              235
          Prepaid expenses and other current assets                       1,605            1,966
                                                                       --------         --------
               Total current assets                                       8,487           10,934
                                                                       --------         --------

Property and equipment, net                                              92,448           95,084

          Goodwill & other intangible assets, net                        24,716           26,300
          Other                                                             195              320
                                                                       --------         --------
               Total other assets                                        24,911           26,620
                                                                       --------         --------

                   Total assets                                        $125,846         $132,638
                                                                       ========         ========

    LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
          Current maturities of long-term debt                         $     43         $     40
          Accounts payable                                                4,095            3,512
          Accrued expenses & other current liabilities                3,837            5,051
                                                                       --------         --------
               Total current liabilities                                  7,975            8,603

Long-term debt, less current maturities                                  30,910           48,254
Subordinated debt                                                        39,576           39,366
Customer deposits                                                         3,191            2,644
                                                                       --------         --------
                   Total labilities                                      81,652           98,867

Redeemable preferred stock                                                9,258            8,552

Total shareholders' equity                                               34,936           25,219
                                                                       --------         --------
                                                                       $125,846         $132,638
                                                                       ========         ========

                                   NUCO2 INC.
                            STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)

                                                             (unaudited)
                                                        Quarter Ended June 30,   Fiscal Year Ended June 30,
                                                        ----------------------   --------------------------
                                                          2003         2002          2003          2002
                                                          ----         ----          ----          ----

Net sales                                               $ 19,290     $ 17,873      $ 74,409      $ 72,312
Costs and expenses:
       Cost of products sold                               8,954        8,728        35,538        35,491
       Selling, general and administrative expenses        3,894        6,377        17,485        17,614
       Depreciation and amortization                       3,996        4,077        17,167        16,319
       Loss on asset disposal                                442        3,101         1,671         4,661
                                                        --------     --------      --------      --------
                                                          17,286       22,283        71,861        74,085
                                                        --------     --------      --------      --------

       Operating income (loss)                             2,004       (4,410)        2,548        (1,773)

Loss on early extinguishment of debt                        --           --            --             796
Interest expense                                           1,742        2,041         7,487         8,402
                                                        --------     --------      --------      --------
       Net income (loss)                                $    262     $ (6,451)     $ (4,939)     $(10,971)
                                                        ========     ========      ========      ========

Net income (loss) per common share - basic              $   0.01     $  (0.74)     $  (0.54)     $  (1.32)
                                                        ========     ========      ========      ========
Net income (loss) per common share - diluted            $   0.01     $  (0.74)     $  (0.54)     $  (1.32)
                                                        ========     ========      ========      ========

Weighted average number of common and common
   equivalent shares outstanding
       Basic                                              10,633        8,891        10,396         8,742
                                                        ========     ========      ========      ========
       Diluted                                            10,926        8,891        10,396         8,742
                                                        ========     ========      ========      ========

                        RECONCILIATION OF GAAP AND EBITDA

                                                Quarter Ended June 30,   Fiscal Year Ended June 30,
                                                ----------------------   --------------------------
                                                  2003         2002          2003          2002
                                                  ----         ----          ----          ----

    Net Income (loss)                           $    262     $ (6,451)     $ (4,939)     $(10,971)
    Interest Expense                               1,742        2,041         7,487         8,402
    Depreciation and amortization                  3,996        4,077        17,167        16,319
    Loss on early extinguishment of debt               0            0             0           796
                                                --------     --------      --------      --------
EBITDA                                          $  6,000     $   (333)     $ 19,715      $ 14,546
                                                ========     ========      ========      ========

            Earnings  before  interest,  taxes,  depreciation  and  amortization
("EBITDA")  is one of the  principal  financial  measures  by which the  Company measures  its  financial  performance.  EBITDA  is a widely  accepted  financial indicator  used by many  investors,  lenders and analysts to analyze and compare companies on the basis of operating  performance,  and the Company believes that
EBITDA provides useful  information  regarding the Company's  ability to service its debt and other  obligations.  However,  EBITDA does not represent  cash flow from  operations,  nor has it been presented as a substitute to operating income or net income as  indicators  of the  Company's  operating  performance.  EBITDA excludes  significant  costs of doing  business and should not be  considered in isolation or as a substitute for measures of performance  prepared in accordance with accounting  principles  generally accepted in the United States of America.
In addition,  the  Company's  calculation  of EBITDA may be  different  from the calculation  used  by  its  competitors,  and  therefore  comparability  may  be affected.  The  Company's  lenders  also use  EBITDA  to  assess  the  Company's compliance with debt covenants. These financial covenants are based on a measure that is not consistent  with  accounting  principles  generally  accepted in the
United  States of America.  Such  measure is EBITDA (as  defined) as modified by certain defined adjustments.